TIME WARNER TELECOM

CONNECTING YOUR BUSINESS TO MORE BUSINESS™

1
(1)  As reported for the three months ended December 31, 2007.
(2)  As reported for the year ended December 31, 2007.
(3)  For reconciliation to GAAP measures, including Modified EBITDA, see the supplemental earnings information on the Company’s website at www.twtelecom.com.
Scaling The Business - 2007
Top Third
Middle Third
Remaining Third
Corporate & Central Operations
TOTAL
$652
$317
$115
–
$1,084
$371
$123
$21
($176)
$339
57%
39%
18%
–
31%
Financial Performance
Revenue
(2)
Modified
EBITDA
(2)  (3)
M-EBITDA
Margin
(2)  (3)
2007 results ranked by 2007 Modified EBITDA margin performance
Time & investment yields margin expansion and cash flow growth
By Q4 2007 total M-EBITDA margin grew to 33.4%
(1)
, approaching pre-acquisition level
Exhibit 99.1